Prospectus Offering - Additional Information (Detail) - Subordinate Voting Shares [Member] - Canaccord Genuity Corp [Member] $ / shares in Units, $ in Millions	Sep. 21, 2020 USD ($) $ / shares shares
Sale of Stock, Number of Shares Issued in Transaction | shares	4,715,000
Sale of Stock, Price Per Share | $ / shares	$ 18.56
Payments for Underwriting Expense	$ 4.1
Payments of Stock Issuance Costs	0.1
Proceeds from Issuance Initial Public Offering	$ 83.2